                                                 Exhibit 24

                LIMITED POWER OF ATTORNEY
                        FOR
                SECTION 16(a) FILINGS

        Know all by these presents, that the undersigned hereby
constitutes and appoints Nicolas Arbuckle and Karen Calhoun, and each acting singly, the undersigned's true and lawful
attorney-in-fact to:

1)        execute for and on behalf of the undersigned, in the
        undersigned's capacity as an officer, director and/or
        stockholder of Molina Healthcare, Inc. (the "Company"),
        Forms 3, 4, and 5 and amendments thereto in accordance
        with Section 16(a) of the Securities Exchange Act of
        1934 and the rules thereunder; and

2)        do and perform any and all acts for and on behalf of
        the undersigned which may be necessary or desirable to
        complete and execute any such Form 3, 4, or 5 or
        amendment thereto and timely file such form with the
        United States Securities and Exchange Commission (the
        "SEC") and any stock exchange or similar authority.

        The undersigned hereby grants to each such
attorney-in-fact full power and authority to do and perform any and every act and thing whatsoever requisite, necessary, or
proper to be done in the exercise of any of the rights and
powers herein granted, as fully to all intents and purposes
as the undersigned might or could do if personally present,
with full power of substitution or revocation, hereby ratifying and confirming all that such attorney-in-fact, or such attorney-
in-fact's substitute or substitutes, shall lawfully do or cause to be done by virtue of this Power of Attorney and the rights and powers herein granted. The undersigned acknowledges that the foregoing attorneys-in-fact, in serving in such capacity at the request of the undersigned, are not assuming, nor is the Company assuming, any of the undersigned's responsibilities to comply with
Section 16 of the Securities Exchange Act of 1934.

        This Power of Attorney shall remain in full force and
effect until the undersigned is no longer required to file Forms 3
, 4, and 5 with respect to the undersigned's holdings of and transaction in securities of the Company, unless earlier revoked by the undersigned in a signed writing delivered to the foregoing attorneys-in-fact. This Power of Attorney may be filed with
the SEC as a confirming statement of the authority granted herein.

        IN WITNESS WHEREOF, the undersigned has caused this Power
of Attorney to be executed as of this 2nd day of July, 2003.

                                        /s/ Curtis Pedersen
                                        _______________________
                                        Signature

                                        Curtis Pedersen, Co-
                                        Trustee of the Mary R.
                                        Molina Living Trust and
                                        Co-Trustee of the Molina
                                        Marital Trust